U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                  ____________
                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  MARCH 4, 2004

                              EMERITUS CORPORATION
               (Exact name of registrant as specified in charter)

                      WASHINGTON     1-14012     91-1605464
    (State or other jurisdiction of incorporation)     (Commission File Number)
                        (IRS Employer Identification No.)

                              Raymond R. Brandstrom
        Vice President of Finance, Chief Financial Officer, and Secretary
                              Emeritus Corporation
                         3131 Elliott Avenue, Suite 500
                            Seattle, Washington 98121
               (Address of principal executive offices) (Zip Code)

                                 (206) 298-2909
              (Registrant's telephone number, including area code)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 4, 2004, Emeritus Corporation issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

                                    SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
EMERITUS CORPORATION

                                    By:  /s/ Raymond R. Brandstrom
                                         -------------------------
                                         Raymond R. Brandstrom
                                         Vice President of Finance,
                                         Chief Financial Officer,
                                         and Secretary


                                    Dated:  March 5, 2004